DILLARD'S, INC.
PROXY STATEMENT

 DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 18, 2002

PROXY STATEMENT

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203

TO THE HOLDERS OF CLASS A AND                                                                   Little Rock, Arkansas
CLASS B COMMON STOCK:                                                                                  April 18, 2002

         Notice is hereby  given  that the annual  meeting of  Stockholders  of  Dillard's,  Inc.,  will be held at the  auditorium  of
Dillard's  Corporate  Office,  1600  Cantrell  Road,  Little Rock,  Arkansas on Saturday,  May 18, 2002, at 9:30 a.m. for the following purposes:

         1.       To elect 12  Directors  of the Company  (four  Directors to represent  Class A  Stockholders  and eight  Directors to represent Class B Stockholders).

         2.       To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

         The stock  transfer  books of the  Company  will not be closed,  but only  stockholders  of record at the close of business on
March 29, 2002, will be entitled to notice of, and to vote at, the meeting.

         Your  participation  in the  meeting is  earnestly  solicited.  If you do not  expect to be present in person at the  meeting, please sign,  date, and fill in the enclosed  Proxy and return it by mail in the enclosed  envelope to which no postage need be affixed if mailed in the United States of America.

                                                                                By Order of the Board of Directors

      JAMES I. FREEMAN
                                                                                Senior Vice President,
                                                                                Chief Financial Officer,
                                                                                Assistant Secretary

DILLARD'S, INC.
POST OFFICE BOX 486
LITTLE ROCK, ARKANSAS 72203
Telephone (501) 376-5200

April 18, 2002

PROXY STATEMENT

         The  enclosed  Proxy is  solicited  by and on  behalf of the  management  of  Dillard's,  Inc.  (the  "Company"),  a  Delaware
corporation,  for use at the annual  meeting of  stockholders  to be held on Saturday,  May 18, 2002, at 9:30 a.m. at the auditorium of
Dillard's Corporate Office, 1600 Cantrell Road, Little Rock, Arkansas, or at any adjournment or adjournments thereof.

         Any  stockholder  giving a Proxy has the power to revoke it, at any time before it is voted, by written  revocation  delivered to the Secretary of the Company.  Proxies solicited herein will be voted in accordance with any directions  contained  therein,  unless the Proxy is received in such form or at such time as to render it  ineligible  to vote, or unless  properly  revoked.  If no choice is specified, the shares will be voted in accordance with the recommendations of the Board of Directors as described herein.

         If matters of business  other than those  described in the Proxy  properly  come before the meeting,  the persons named in the
Proxy will vote in accordance  with their best judgment on such matters.  The Proxies  solicited  herein shall not confer any authority to vote at any meeting of stockholders other than the meeting to be held on May 18, 2002, or any adjournment or adjournments thereof.

         The cost of soliciting  Proxies will be borne by the Company.  The Company will reimburse  brokers,  custodians,  nominees and other  fiduciaries  for their  charges and  expenses  in  forwarding  proxy  material to  beneficial  owners of shares.  In addition to solicitation  by mail,  certain  officers and  employees of the Company may solicit  Proxies by telephone,  telegraph  and  personally.
These persons will receive no  compensation  other than their  regular  salaries.  The Company has retained  D.F.  King & Co.,  Inc., a professional  proxy  solicitation  firm,  to assist in the  solicitation  of proxies.  The fees of such firm are not expected to exceed
$7,000.

OUTSTANDING STOCK; VOTING RIGHTS;
VOTE REQUIRED FOR APPROVAL

         The stock  transfer  books of the  Company  will not be closed,  but only  stockholders  of record at the close of business on
March 29,  2002,  will be entitled to notice of, and to vote at, the meeting.  At that date,  there were  80,199,916  shares of Class A
Common Stock outstanding and 4,010,929 shares of Class B Common Stock outstanding.

         Each  holder of Class A Common  Stock and each  holder of Class B Common  Stock  shall be  entitled to one vote on the matters presented at the meeting for each share  standing in his name except that the holders of Class A Common Stock are  empowered as a class to elect  one-third of the  Directors  and the holders of Class B Common  Stock are  empowered  as a class to elect  two-thirds  of the
Directors.  Stockholders  will not be allowed  to vote for a greater  number of  nominees  than  those  named in this proxy  statement.
Nominees for director of each class,  to be elected,  must receive a plurality of the votes cast within that class.  Cumulative  voting for Directors is not permitted.  Under Delaware  General  Corporate Law, if shares are held by a broker that has indicated that it does not have discretionary  authority to vote on a particular matter ("broker  non-votes"),  those shares will not be considered as present and  entitled to vote with respect to that matter,  but such shares will be counted  with  respect to  determining  whether a quorum is present.  Abstentions will not be counted as votes cast for election of directors.

         The last date for the  acceptance  of Proxies by management  is the close of business on May 17, 2002,  and no Proxy  received after that date will be voted by management at the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

         The following table sets forth certain  information  regarding  persons who beneficially  owned five percent (5%) or more of a class of the Company's outstanding voting securities at the close of business on February 2, 2002.

                                                                                  No. of                   Percent
Name and Address                                         Class                  Shares Owned             Of Class (1)

Dillard's, Inc. Retirement Trust                        Class A                     10,337,250(2)              12.9%
1600 Cantrell Road
Little Rock, AR  72201

Dodge & Cox                                             Class A                      6,940,536 (2)              8.7%
One Sansome St. 35th Floor
San Francisco, CA  94014

Flippin, Bruce & Porter, Inc.                           Class A                      4,010,130 (2)              5.0%
800 Main Street, Suite 200
Lynchburg, VA  24505

FMR Corp.                                               Class A                     11,323,267 (2)             14.2%
82 Devonshire Street
Boston, MA  02109

W.D. Company (3)                                        Class A                         41,496                    *
Little Rock, Arkansas                                   Class B                      3,985,776                 99.4%

* Denotes less than 0.1%

(1)      At February 2, 2002 there were a total of  79,876,747  shares of the Company's  Class A Common Stock and  4,010,929  shares of the Company's Class B Common Stock outstanding.

(2)      Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission.

(3)      William  Dillard II, Chief  Executive  Officer of the Company,  Alex  Dillard,  President,  and Mike Dillard,  Executive  Vice
         President, are officers and directors of W.D. Company, Inc. and own 26.3%, 27.9% and 26.3%,  respectively,  of the outstanding voting stock of W.D. Company, Inc.

ELECTION OF DIRECTORS

         Four Directors  representing  Class A Stockholders and eight Directors  representing Class B Stockholders are to be elected by the Class A  Stockholders  and the Class B  Stockholders,  respectively,  at the  annual  meeting  for a term of one year and until the election and  qualification of their  successors.  The Proxies solicited hereby will be voted "FOR" the election as Directors of the 12 persons  hereinafter  identified  under  "Nominees for Election as Directors" if not specified  otherwise.  Management does not know of any nominee who will be unable to serve, but should any nominee be unable or decline to serve,  the  discretionary  authority  provided in the Proxy will be  exercised to vote for a  substitute  or  substitutes.  Management  has no reason to believe  that any  substitute nominee will be required.

         In 1998, the Company adopted a resolution  amending its by-laws to provide that  nominations to represent Class A stockholders shall be of independent  persons only. For these  purposes,  independent  shall mean a person who: has not been employed by the Company or an affiliate in any executive  capacity  within the last five years;  was not, and is not a member of a corporation  or firm that is one of the Company's paid advisers or  consultants;  is not employed by a significant  customer,  supplier or provider of  professional services;  has no personal services contract with the Company; is not employed by a foundation or university that receives  significant grants or  endowments  from the Company;  is not a relative of the  management  of the  Company;  is not a  shareholder  who has signed shareholder  agreements  legally binding him to vote with  management;  and is not the chairman of a company on which  Dillard's,  Inc.
Chief Executive Officer is also a board member.

         All of the nominees to represent  Class A  Stockholders  listed below qualify as  independent  persons as defined in the above resolution

THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE 12 PERSONS HEREINAFTER IDENTIFIED.

NOMINEES FOR ELECTION AS DIRECTORS

         The following table briefly indicates the principal  occupation of each nominee,  the approximate  number of shares of Class A and Class B Common  Stock of the Company  beneficially  owned by each nominee as of February 2, 2002,  and the year each nominee  first was  elected as a  Director.  The table also  indicates  the  approximate  number of shares of Class A and Class B Common  Stock of the
Company  beneficially owned by the executive officers named under  "Compensation of Directors and Executive Officers" and the number of shares beneficially owned by the directors and executive officers, as a group, as of February 2, 2002.

            Name               Age     Principal Occupation     Director           Shares of Common Stock Beneficially       Percent of
                                                                  Since                   Owned as of 2/02/2002 (1)              Class
Calvin N. Clyde Jr. (b)        81       Chairman of the Board,   1985       Class A                   26,087   (2)                       *
                                        T.B. Butler Publishing              Class B                     None
                                         Co., Inc., Tyler, TX

Robert C. Connor (a)           60            Investments         1987       Class A                   29,009   (3)                       *
                                                                            Class B                     None

Drue Corbusier (b)             55           Executive Vice       1994       Class A                  777,195   (4)                    1.0%
                                       President of the Company             Class B                     None

Will D. Davis (a)              72      Partner, Heath, Davis&    1972       Class A                   31,440   (5)                       *
                                         McCalla, Attorneys,                Class B                     None
                                              Austin, TX

Alex Dillard (b)(6)            52      President of the Company  1975       Class A                1,785,082   (7)                    2.2%
                                                                            Class B                3,985,776   (7)                   99.4%
Mike Dillard (b)(6)            50           Executive Vice       1976       Class A                1,307,609   (7)                    1.6%
                                       President of the Company             Class B                3,985,776   (7)                   99.4%
William Dillard II             57      Chief Executive Officer   1967       Class A                1,908,915   (7)                    2.4%
(b)(6)                                      of the Company                  Class B                3,985,776   (7)                   99.4%

James I. Freeman (b)           52       Senior Vice President    1991       Class A                  691,176   (8)                     .9%
                                         and Chief Financial                Class B                     None
                                        Officer of the Company

John Paul Hammerschmidt (a)    79         Retired Member of      1992       Class A                   21,000   (9)                       *
                                               Congress                     Class B                     None
John H. Johnson (a)            84         Chairman and Chief     1986       Class A                   24,000   (10)                      *
                                          Executive Officer,                Class B                     None
                                          Johnson Publishing
                                       Company, Inc., Chicago,
                                                  IL

Warren A. Stephens (b)         45        President and Chief     -          Class A                     None
              Executive Officer,                Class B                     None
                                          Stephens Group and
                                        Stephens, Inc., Little
                                               Rock, AR
William H. Sutton (b)          71         Managing Partner,      1994       Class A                   27,000   (11)                     *
                                          Friday, Eldredge&                 Class B                     None
                                          Clark, Attorneys,
                                           Little Rock, AR
All Nominees and Executive                                                  Class A                7,943,881   (12)(13)               9.3%
Officers as a Group (a total                                                Class B                3,985,776   (12)                  99.4%
of 21 persons)

(a)    Class A Director
(b)    Class B Director
*Denotes less than 0.1%

(1)   Based on information furnished by the respective individuals.

(2)   Calvin N. Clyde owns 7,087 shares of Class A Common  Stock and has the right to acquire  beneficial  ownership  of 19,000  shares pursuant to currently exercisable options granted under Company stock option plans.

(3)   Includes  nine shares  owned by his wife.  Robert C. Connor  owns 10,000  shares of Class A Common  Stock and has the right to acquire  beneficial  ownership of 19,000 shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(4)   Drue  Corbusier  owns  137,195  shares of Class A Common  Stock and has the right to acquire  beneficial  ownership of 640,000 shares pursuant to currently exercisable options granted under Company stock option plans.
(5)   Will D. Davis owns 12,440  shares of Class A Common Stock and has the right to acquire  beneficial  ownership of 19,000 shares pursuant to currently exercisable options granted under Company stock option plans.
(6)   William Dillard II, Alex Dillard and Mike Dillard are directors and officers of W. D.  Company,  Inc. and own 26.3%, 27.9% and
      26.3%, respectively, of the outstanding voting stock of such company.

(7)   Includes  41,496 shares of Class A Common Stock and 3,985,776 of Class B Common Stock owned by W. D.  Company,  Inc., in which shares  William  Dillard II, Alex  Dillard and Mike  Dillard are each deemed to have a  beneficial  interest due to their respective  relationships  with W. D.  Company,  Inc. See "Principal  Holders of Voting  Securities."  William Dillard II
      individually owns 592,419 shares of Class A Common Stock and has the right to acquire  beneficial  ownership of 1,275,000 shares  pursuant to currently  exercisable  options  granted under Company stock option plans.  Alex Dillard and his wife individually  own 420,275  and 48,311  shares,  respectively,  of Class A Common  Stock,  and he has the right to acquire beneficial  ownership of 1,275,000  shares pursuant to currently  exercisable  options granted under Company stock option plans.  Mike Dillard  individually  owns 315,208  shares of Class A Common  Stock,  has sole voting power with respect to
      40,905 shares held in trust for three minor children and has the right to acquire beneficial  ownership of 910,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(8)   James I. Freeman  owns 116,467  shares of Class A Common  Stock,  has sole voting power with respect to 10,100  shares held in trust for a minor  child and has the right to acquire  beneficial  ownership  of 564,609  shares  pursuant  to  currently exercisable options granted under Company stock option plans.

(9)   John Paul  Hammerschmidt  owns 2,000  shares of Class A Common  Stock and has the right to  acquire  beneficial  ownership  of
      19,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(10)  Johnson  Publishing  Company,  Inc., of which John H. Johnson is Chairman and Chief  Executive  Officer,  owns 3,000 shares of
      Class A Common  Stock.  Mr.  Johnson  individually  owns  2,000  shares  of Class A Common  Stock and he has the right to acquire  beneficial  ownership of 19,000 shares  pursuant to currently  exercisable  options  granted under Company stock option plans.

(11)  William H. Sutton owns  11,000  shares of Class A Common  Stock and has the right to acquire  beneficial  ownership  of 16,000 shares pursuant to currently exercisable options granted under Company stock option plans.

(12)  The shares in which  William  Dillard II, Alex Dillard and Mike Dillard are deemed to have a beneficial  interest due to their respective  relationships  with  W. D.  Company,  Inc.  have been  included  in this  computation  only once and were not aggregated for such purpose.

(13)  Includes the right to acquire  beneficial  ownership of 5,926,535  shares  pursuant to currently  exercisable  options granted under Company stock option plans.

      The following nominees for director also hold directorships in the designated companies:

Name                                           Director of
William Dillard, II                            Acxiom Corporation and Barnes & Noble, Inc.

John Paul Hammerschmidt                        American Freightways Corporation,  First Federal Bank of Arkansas and
                                               Southwestern Energy Co.

Warren A. Stephens                             Alltel Corporation,  American Capital Access Holdings,  Inc., Stephens
                                               Group, Inc., Stephens Holding Company and Stephens, Inc.

      The business  associations  of the nominees as shown in the table under  "Nominees for Election as Directors" have been continued
for more than five years,  except that prior to 1998 Drue Corbusier was Vice President of the Company,  Alex Dillard was Executive Vice
President of the Company and William  Dillard II was President and Chief  Operating  Officer of the Company.  Each nominee for Director was elected to the Board of Directors at the annual meeting of stockholders held May 19, 2001, except for Warren A. Stephens.

      The Board of Directors met four times during the last 12 months, on May 19, September 7, and November 20, 2001 and March 2, 2002.

      Audit Committee  members are Calvin N. Clyde,  Jr.,  Robert C. Connor,  Chairman;  and John H. Johnson.  The Audit Committee held four meetings during the year.

      The Executive  Compensation  Committee members are Robert C. Connor;  Will D. Davis,  Chairman and John Paul  Hammerschmidt.  The
Executive Compensation Committee held one meeting during the year.

      The Stock Option Committee members are Robert C. Connor; Will D. Davis,  Chairman and John Paul  Hammerschmidt.  The Stock Option
Committee held one meeting during the year.

      All of the  nominees  for  director  attended at least 75% of the  aggregate  of (1) the total number of meetings of the Board of
Directors and (2) the total number of meetings held by all committees of the board on which they served.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Cash and Other Compensation

    The following table sets forth, for the fiscal years  indicated,  the cash and other  compensation  provided by the Company and its subsidiaries to the Chief  Executive  Officer and each of the four most highly  compensated  executive  officers (the "named  executive officers") of the Company in all capacities in which they served.

SUMMARY COMPENSATION TABLE

                                                                                      Long Term Compensation
                                                                              ---------------------------- ----------

                                               Annual Compensation                      Awards               Payouts
                                    ----------- ------------ ---------------- --------------- ------------ ----------

           (a)                (b)       (c)          (d)           (e)              (f)            (g)         (h)          (i)

                                                              Other Annual      Restricted    Securities      LTIP       All Other
Name and Principal                                            Compensation         Stock      Underlying     Payouts     Compensa-
Position                    Year     Salary($)    Bonus($)         ($)          Award(s)($)     Options/       ($)      tion($)(1)
                                                                                              SARs(#)
--------------------------- ------- ----------- ------------ ---------------- --------------- ------------ ---------- ---------------

William Dillard II
Chief Executive Officer      2001     $710,000      $     0        --               --            165,000      --           $157,400
                             2000      710,000            0        --               --            160,000      --            166,150
                             1999      680,000    1,335,000        --               --            350,000      --            139,900

                                                          0
Alex Dillard                 2001      620,000            0        --               --            165,000      --            142,400
President                    2000      620,000    1,335,000        --               --            160,000      --            155,270
                             1999      590,000                     --               --            350,000      --            129,120

Mike Dillard                 2001      540,000            0        --               --             80,000      --             97,450
Executive Vice President     2000      540,000            0        --               --             80,000      --            110,900
                             1999      520,000      690,000        --               --            200,000      --             79,400

Drue Corbusier               2001      500,000            0        --               --             80,000      --             91,196
Executive Vice President     2000      500,000            0        --               --             80,000      --            101,110
                             1999      475,000      625,000        --               --            200,000      --             83,610

James I. Freeman             2001      500,000            0        --               --             60,000      --             80,500
Senior Vice President and    2000      500,000            0        --               --             80,000      --             79,400
Chief Financial Officer      1999      475,000      465,000        --               --            200,000      --             60,150

(1)   Amounts represent the Company's defined contributions for the benefit of the named executive officers pursuant to its Retirement Plans.

Stock Option Grants

      The following  table sets forth  information  concerning  stock options  granted under the Company's  2000 Stock Option Plan to the named executive officers:

Option/SAR Grants in Last Fiscal Year

                                                                                               Potential Realizable
                                                                                                 Value at Assumed
                                                                                                  Annual Rates of
                                                                                                    Stock Price
                                                                                                 Appreciation for
                                     Individual Grants                                              Option Term
--------------------------------- ------------- ---------------- -------------- ------------- ------------ ------------

              (a)                      (b)             (c)             (d)           (e)          (f)           (g)

                                    Number of
                                  Securities     % of Total
                                  Underlying     Options/SARs
                                  Options/        Granted to      Exercise or   Expiration
                                    SAR's        Employees in     Base Price       Date        5% ($)        10% ($)
             Name                Granted(#)(1)    Fiscal Year       ($/Sh)
-------------------------------- --------------- -------------- ------------- ------------ ------------  -------------

William Dillard II                     165,000            25.2%      $15.74        4/24/2011   $1,633,335   $4,139,355

Alex Dillard                           165,000             25.2       15.74        4/24/2011    1,633,335    4,139,355

Mike Dillard                            80,000             12.2       15.74        4/24/2011      791,920    2,006,960

Drue Corbusier                          80,000             12.2       15.74        4/24/2011      791,920    2,006,960

James I.  Freeman                       60,000              9.2       15.74        4/24/2011      593,940    1,505,220

(1)   If payment  for shares  upon  exercise  of any of these  options is made with  shares of the  Company's  common  stock owned by the optionee,  the  optionee  shall be granted on that date an option  ("Reload  Option") to  purchase a number of shares  equal to the number of shares  tendered to the Company.  The  exercise  price of the Reload  Option  shall be the market price of the  Company's common  stock on the Reload  Option  grant date,  and the  expiration  date of the Reload  Option  shall be the same as that of the original option.

Stock Option Exercises and Holdings

      The following table sets forth  information  concerning stock options  exercised during the last fiscal year and stock options held as of the end of the last fiscal year by the named executive officers.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

               (a)                          (b)                 (c)                     (d)                          (e)

                                                                            Number of Securities Underlying
                                                                               Unexercised Options/         Value of Unexercised
                                                                                SARs at FY-End (#)          In-the-Money Options/
                                                                                                            SARs at FY-End ($)(1)
                                    Shares Acquired                         Exercisable
              Name                    on Exercise (#)   Value Realized ($)         Unexercisable         Exercisable
                                                                                                                Unexercisable
----------------------------------- ------------------- ------------------- ---------------------------- ----------------------------

William Dillard II                                   0               $   0  1,275,000       0            $   639,600     $      0

Alex Dillard                                         0                   0  1,275,000       0                639,600            0

Mike Dillard                                         0                   0    910,000       0                319,800            0

Drue Corbusier                                       0                   0    640,000       0                319,800            0

James I. Freeman                               180,000           1,007,700    564,609       0                      0            0

(1)   Represents  the amount by which the market  price at fiscal  year end of the shares  underlying  unexercised  options  exceeds  the exercise price for such shares.

Pension Plan

      The following table shows the estimated  annual  benefits  payable  pursuant to the Company's  pension plan to persons in specified compensation and years of service categories upon retirement.

Pension Plan Table
Years of Service

Compensation                           15                20                 25                 30                35

                  $300,000          $67,500           $92,066            $117,066          $142,066          $167,066
                   350,000           79,566           108,733             137,900           167,066           196,233
                   400,000           92,066           125,400             158,733           192,066           225,400
                   450,000          104,566           142,066             179,566           217,066           254,567
                   500,000          117,066           158,733             200,400           242,067           283,733
                   550,000          129,566           175,400             221,233           267,067           312,900
                   600,000          142,066           192,066             242,067           292,067           342,067
                   650,000          154,566           208,733             262,900           317,067           371,233
                   700,000          167,066           225,400             283,733           342,067           400,400
                   750,000          179,566           242,067             304,567           367,067           429,567

      A participant's  compensation  covered by the Company's pension plan is his average salary (as reported in the Summary Compensation
Table) for the last five years of his  employment  with the  Company.  The  credited  years of  service  for each of the named  executive officers is as follows:  William Dillard II, 33 years;  Alex Dillard,  30 years; Mike Dillard,  30 years;  Drue Corbusier,  33 years; and
James I. Freeman,  13 years.  Benefits  shown are computed as a single life annuity with five years term certain  beginning at age 65 and are not subject to deduction for social security or other offset amounts.

Compensation of Directors

      Directors who are not officers of the Company each receive an annual  retainer of $20,000 as well as 1,000 shares of Class A Common
Stock. In addition,  committee  chairmen  receive an annual  retainer of $10,000.  Directors who are not officers also receive $1,500 for attendance at each board meeting, $1,000 for each committee meeting, and actual travel expenses.

Report of Executive Compensation and Stock Option Committees

      The following  report  addressing the Company's  compensation  policies for executive  officers for fiscal 2001 is submitted by the
Executive Compensation and Stock Option Committees (the "Compensation Committee") of the Board of Directors.

General

The  Compensation  Committee,  which is composed of  independent  directors  who are not employees of the Company,  establishes  policies relating to the  compensation of employees and oversees the  administration  of the Company's  employee  benefit plans.  The compensation program of the Company has been designed (1) to provide  compensation  opportunities  that are  equivalent to those offered by comparable companies,  thereby  allowing  the Company to compete for and retain  talented  executives  who are critical to the  Company's  long-term success,  (2) to motivate key senior  officers by rewarding them for  attainment of  profitability  of the Company,  and (3) to align the interests  of  executives  with the  long-term  interests  of  stockholders  by  awarding  stock  options  to  executives  as part of the compensation provided to them.

In order to develop a competitive  compensation  package for the executive officers of the Company,  the Compensation  Committee compares the Company's  compensation  package with those of a comparison group. The comparison group is composed of department  stores,  specialty stores  and other  public  companies  that were  family-founded  and  continue  to be  family-managed.  Not all of the  companies  in the comparison  group are included in the Standard & Poor's  Supercomposite  Department  Stores Index. The  Compensation  Committee  believes that the companies in the  comparison  group are  comparable  to the Company in management  style and  management  culture.  Although the
Compensation  Committee has made these  comparisons,  it also has taken into account that as the Company has grown in size, the number of senior  executives  has not grown  proportionately,  so that the number of senior  executives  retained  by the Company is lower than the number of senior executives at other companies of similar size.

Currently,  the Company's  compensation  program  consists of salary,  annual cash  performance  bonus based on the  profitability of the
Company,  and long-term  incentive  opportunities in the form of stock options.  The  compensation  program is focused both on short-term and long-term performance of the Company, rewarding executives for both achievement of profitability and growth in stockholder value.

Salary -- Each year the  Compensation  Committee  establishes  the  salary  for all  executive  officers.  Such  salaries  are set at the discretion of the  Compensation  Committee and are not specifically  related to any company  performance  criteria,  as are both the cash performance  bonus and stock option portions of the compensation  program,  which are discussed  below. The Compensation  Committee does, however,  base any  increase in salary on targets  based on a  regression  analysis  of  salaries  paid  versus  total  revenues  for the comparison  group.  For fiscal 2001,  the salaries set by the  Compensation  Committee  were below the target  salaries  produced by this analysis.

Cash Performance  Bonus -- Cash  performance  bonuses may be paid annually to senior  management.  For bonuses to be paid,  however,  the
Company must have income  before  federal and state income taxes  ("pre-tax  income") for the fiscal year.  The  Compensation  Committee, within ninety (90) days after the start of a fiscal year,  designates those individuals in senior  management  eligible to receive a cash performance  bonus.  Bonuses are paid at the  conclusion of a fiscal year from a bonus pool,  which is equal to one and one-half  percent
(1-1/2%) of the  Company's  pre-tax  income plus three and  one-half  (3-1/2%) of the  increase in pre-tax  income over the prior  fiscal year. When the  Compensation  Committee  designates the individuals  eligible to participate in the cash  performance  bonus program,  it also designates the percent of the bonus pool each  individual will be entitled to receive.  The  Compensation  Committee  retains at all times the authority to adjust  downward the amount of bonus any  individual  may receive  pursuant to the  above-described  formula.  For fiscal 2001, the Company experienced a pre-tax income of $111,571,000 and no increase in pre-tax income.

The Compensation Committee decided to eliminate the amount of bonus, which the named executive officers would receive for fiscal 2001.

Stock Options -- Stock option grants under the Company's 2000 Incentive and  Non-Qualified  Stock Option Plan are utilized by the Company for long-term  incentive  compensation  for executive  officers.  These stock option  grants  relate their  compensation  directly to the performance of the Company's  stock.  The exercise price for the options  granted is one hundred  percent (100%) of the fair market value of the shares  underlying  such options on the date of grant and have value to the executive  officers only if the Company's  stock price increases.  The stock options are  exercisable  on or after April 24, 2001.  When making option  grants,  the Stock Option  Committee and the Compensation Committee do not consider the number of options already held by an executive officer.

As discussed in previous  Compensation  Committee Reports,  the Omnibus Budget  Reconciliation  Act of 1993 prevents public  corporations from deducting as a business expense that portion of compensation  exceeding $1 million paid to a named executive  officer in the Summary
Compensation  Table.  This deduction  limit does not apply to  "performance-based  compensation."  The  Compensation  Committee  believes that the necessary steps have been taken to qualify as  performance-based  compensation the compensation  paid under the cash performance bonus and stock option portions of the Company's compensation program.

Chief Executive Officer

In setting the Chief Executive  Officer's  compensation,  the Compensation  Committee makes the same determination with regard to salary, cash  performance  bonus and stock options as discussed  above for the other named executive  officers.  For fiscal 2001, the increase in the Chief  Executive  Officer's  salary over the prior  fiscal year  resulted in a salary  lower than the target  salary  produced by the regression analysis discussed above

Robert C. Connor
John Paul Hammerschmidt
Will D. Davis, Chairman

Company Performance

      The graph below  compares for each of the last five fiscal  years the  cumulative  total  returns on the  Company's  Class A Common
Stock,  the Standard & Poor's 500 Index and the Standard & Poor's  Supercomposite  Department  Stores Index.  The cumulative total return on the Company's Class A Common Stock assumes $100 invested in such stock on February 2, 1997 and assumes reinvestment of dividends.

                                                       1997         1998        1999         2000        2001
Dillard's, Inc.                               100      118.16        83.79       65.4         52.82       42.28
S&P 500                                       100      126.99       168.38      181.27       177.51      148.77
S&P Supercomposite Dept. Strs                 100      133.15       135.63       99.79       125.93      134.71

CERTAIN RELATIONSHIPS AND TRANSACTIONS

      William Dillard II, Drue Corbusier, Alex Dillard and Mike Dillard are siblings.

      Mr.  William H. Sutton is Managing  Partner of the law firm  Friday,  Eldredge & Clark,  which is retained by the Company for legal services.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's  directors and executive officers,  and persons who own more than 10% of the  Company's  Class A Common  Stock,  to file with the  Securities  and  Exchange  Commission  and the New York  Stock
Exchange initial reports of ownership and reports of changes in ownership of stock of the Company.

      To the Company's  knowledge,  based solely on a review of copies of reports provided by such individuals to the Company and written representations  of such  individuals  that no other reports were  required,  during the fiscal year ended  February 2, 2002, all Section
16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were complied with.

              Management  of the Company  knows of no other  matters  that may come  before the  meeting.  However,  if any matters other than those  referred to herein  should  properly  come before the meeting,  it is the  intention of the persons  named in the enclosed Proxy to vote the Proxy in accordance with their judgment.

AUDIT COMMITTEE REPORT

         The Audit Committee operates under a written charter adopted by the Board of Directors.   Each of the members of the Audit
Committee is independent as defined under the listing standards of the New York Stock Exchange.

         The Audit Committee has reviewed and discussed the audited financial statements for the year ended February 2, 2002 with management and the independent auditors, Deloitte & Touche LLP.  Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of
America.

         The discussions with Deloitte & Touche LLP included the matters required by Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees).  Deloitte & Touche LLP provided to the Audit Committee the written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees).  The Audit Committee also considered whether the provision of non-audit services by Deloitte & Touche LLP is compatible with maintaining the auditor's independence.

         Based upon the reviews and discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K to be filed with the Securities and
Exchange Commission for the year ended February 2, 2002.

Robert C. Connor
Calvin N. Clyde
John H. Johnson

INDEPENDENT PUBLIC ACCOUNTANTS

              A  representative  of Deloitte & Touche LLP, the Company's  independent  public  accountants for fiscal year 2001 and the current year, will be present at the meeting,  will have the  opportunity to make a statement,  and also will be available to respond to appropriate questions.

Audit Fees

              Deloitte & Touche LLP billed the Company a total of $732,538  for  professional  services  rendered  for the audit of the Company's annual financial  statements for the year ended February 2, 2002 and for the review of the financial  statements included in the Company's quarterly reports on Form 10-Q for fiscal 2001.

Financial Systems Design and Implementation Fees

              No fees were paid to Deloitte & Touche LLP for any  information  technology  services (of the type  described in Rule
     2-01(c)(4)(ii)(B) of Regulation S-X) during 2001.

All Other Fees

            The Company  paid  Deloitte & Touche LLP an aggregate of  $3,121,891  for all services  rendered by Deloitte & Touche
     LLP other than the audit and financial systems design and implementation described above.

              The Audit  Committee of the Board of Directors  has  considered  whether the  provision of services  described  above under  "Financial  Systems  Design  and  Implementation  Fees"  and  "All  Other  Fees" is  compatible  with  maintaining  the independence of Deloitte & Touche LLP.

STOCKHOLDER PROPOSALS FOR THE 2003 ANNUAL MEETING

              Proposals of  stockholders  intended to be presented at the Company's  annual meeting of stockholders in 2003 must be received by the Company at its  principal  executive  offices not later than  December 19, 2002 in order to be included in the
     Company's Proxy Statement and form of Proxy relating to that meeting.

ANNUAL REPORTS

              The Company's annual report for the fiscal year ended February 2, 2002 is being mailed with this Proxy Statement but is not to be considered as a part hereof.

              A COPY OF THE  COMPANY'S  ANNUAL  REPORT ON FORM 10-K,  INCLUDING THE  FINANCIAL  STATEMENTS  AND SCHEDULES  THERETO,
     REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE  COMMISSION,  MAY BE OBTAINED  WITHOUT CHARGE BY ANY  STOCKHOLDER  WHOSE
     PROXY IS SOLICITED UPON WRITTEN REQUEST TO:

DILLARD'S, INC.
Post Office Box 486
Little Rock, Arkansas 72203
Attention: James I. Freeman,
Senior Vice President,
Chief Financial Officer

                                        By Order of the Board Of Directors

                 JAMES I. FREEMAN
                                                   Senior Vice President,
                                                     Chief Financial Officer,
                                                     Assistant Secretary

REVOCABLE PROXY
DILLARD'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200 William  Dillard II and James I. Freeman as Proxies,  each with the power to appoint his substitute,  and  hereby  authorizes  them  to  represent  and vote,  as  designated  below,  all the  shares  of the Class A
                                                     Common  Stock  of  Dillard's,  Inc.,  held  of  record  by the undersigned  on March  29,  2002,  at the  annual  meeting  of stockholders  to be held on May 18, 2002,  or any  adjournment thereof.

-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS.   ?       FOR        all        Class        A        ?        WITHHOLD         AUTHORITY
nominees listed to vote for all                                             below (except as Class A nominees
                              marked to the contrary below)

(INSTRUCTION:  TO WITHHOLD  AUTHORITY TO VOTE FOR AN INDIVIDUAL  NOMINEE,  STRIKE A LINE THROUGH THE NOMINEE'S NAME
IN THE LIST BELOW.)

Class A Nominees

Robert C. Connor * Will D. Davis * John Paul Hammerschmidt * John H. Johnson
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
        Management of the Company supports this proposal
-------------------------------------------------------------------------------------------------------------------

2.       In their  discretion,  the Proxies are  authorized  to vote upon such other  business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED  STOCKHOLDER.  IF
NO DIRECTION IS MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Please  sign  exactly as name  appears  below.  When  shares are held by joint  tenants,  both  should  sign.  When signing  as  attorney,  executor,  administrator,  trustee  or  guardian,  please  give  full  title as such.  If a corporation,  please sign in full  corporate  name by  President or other  authorized  officer.  If a  partnership, please sign in partnership name by authorized person.

DATED:                , 2002
       ---------------            -------------------------------------------
                                  Signature

                                  Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
----------------------------------

REVOCABLE PROXY
DILLARD'S, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Dillard's, Inc.
Post Office Box 486
Little Rock, Arkansas  72203    PROXY       The undersigned hereby appoints
Telephone No.(501)376-5200 William Dillard II and James I. Freeman as Proxies,  each with the power to appoint his  substitute,  and hereby  authorizes  them to represent and vote, as  designated  below,  all the shares of the Class B Common Stock of  Dillard's,  Inc.,  held of record by the undersigned  on March 29, 2002,  at the annual  meeting of  stockholders  to be held on May 18, 2002, or any adjournment thereof.

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
1. ELECTION OF DIRECTORS.   ?       FOR     all      Class     B     ?      WITHHOLD      AUTHORITY      nominees      listed     to
vote for all                                             below (except as Class B nominees
                              marked to the contrary below)

(INSTRUCTION:  TO WITHHOLD  AUTHORITY  TO VOTE FOR AN  INDIVIDUAL  NOMINEE,  STRIKE A LINE  THROUGH THE  NOMINEE'S  NAME IN THE LIST
BELOW.)

Class B Nominees

Calvin N. Clyde,  Jr. * Drue Corbusier * Alex Dillard * Mike Dillard * William  Dillard II * James I. Freeman * Warren A. Stephens *
William H. Sutton
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
        Management of the Company supports this proposal.
------------------------------------------------------------------------------------------------------------------------------------

2.       In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THIS PROXY WHEN PROPERLY  EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE  UNDERSIGNED  STOCKHOLDER.  IF NO DIRECTION IS
MADE, THE PROXY WILL BE VOTED FOR PROPOSAL 1.

Please sign exactly as name  appears  below.  When shares are held by joint  tenants,  both should  sign.  When signing as attorney, executor,  administrator,  trustee or guardian,  please give full title as such.  If a  corporation,  please sign in full  corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

DATED:                , 2002
       ---------------            -------------------------------------------
                                  Signature

                                  Signature, if jointly held

PLEASE MARK, SIGN, DATE AND RETURN
THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.
----------------------------------